                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [x] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or
         Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

DAWSON GEOPHYSICAL COMPANY
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [x] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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





                           DAWSON GEOPHYSICAL COMPANY

                              208 SOUTH MARIENFELD
                              MIDLAND, TEXAS 79701
                                  915-682-7356



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD JANUARY 13, 1998



TO THE STOCKHOLDERS:

    Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 13, 1998 for the following purposes:

         1.      Electing Directors of the Company;

         2. Considering and voting upon a proposal to appoint KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending September 30, 1998; and

         3. Considering all other matters as may properly come before the meeting.

    The Board of Directors has fixed the close of business on November 21, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.


    DATED this 21st day of November, 1997.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Paula W. Henry, Secretary





                                   IMPORTANT

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE THE ACCOMPANYING PROXY CARD, WHICH REQUIRES NO POSTAGE, AND RETURN IT PROMPTLY. ANY STOCKHOLDER GRANTING A PROXY MAY REVOKE SAME AT ANY TIME PRIOR TO ITS EXERCISE. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           DAWSON GEOPHYSICAL COMPANY

                              208 SOUTH MARIENFELD
                              MIDLAND, TEXAS 79701


                                PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, JANUARY 13, 1998


                             SOLICITATION OF PROXY

    The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 13, 1998, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 5, 1997.

    Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.


                               PURPOSE OF MEETING

    As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:
         1.      Electing Directors of the Company;

         2. Considering and voting upon a proposal to appoint KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending September 30, 1998; and

         3. Considering all other matters as may properly come before the meeting.


                                 VOTING RIGHTS

    The voting securities of the Company consist solely of common stock, par value $0.33 1/3 per share ("Common Stock").

    The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 21, 1997, at which time the Company had outstanding and entitled to vote at the meeting 5,350,000 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

    Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

    The election of directors will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.


                             ELECTION OF DIRECTORS

    At the Annual Meeting to be held on January 13, 1998, six persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the current Directors have announced that they will be available for election to the Board of Directors. The Company's nominees for the six directorships are:

           Calvin J. Clements                     Matthew P. Murphy
           L. Decker Dawson                       Howell W. Pardue
           Floyd B. Graham                        Tim C. Thompson

For information about each nominee, see "Directors and Executive Officers".

                        DIRECTORS AND EXECUTIVE OFFICERS

    The Board of Directors currently consists of three persons who are employees of the Company and three persons who are not employees of the Company (i.e., outside directors). Set forth below are the names, ages and positions of the Company's Directors and executive officers as of November 21, 1997.

           NAME                                  AGE                             POSITION
      ----------------                           ---                     ------------------------
      L. Decker Dawson                            77                            President,
                                                                                 Director
      Floyd B. Graham                             69                     Executive Vice President,
                                                                                 Director
      Howell W. Pardue                            61                     Executive Vice President,
                                                                                 Director
      Christina W. Hagan                          42                          Vice President,
                                                                          Chief Financial Officer
      Edward L. Huff                              60                          Vice President
      C. Ray Tobias                               40                          Vice President
      Stephen C. Jumper                           36                          Vice President
      Paula W. Henry                              40                             Secretary
      Calvin J. Clements                          76                             Director
      Matthew P. Murphy                           67                             Director
      Tim C. Thompson                             63                             Director

    The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified.

    Set forth below are descriptions of the principal occupations during at least the past five years of the Company's directors and executive officers.

    L. Decker Dawson. Mr. Dawson founded the Company in 1952 and has served in his present positions since that time. Prior thereto, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990) and received its Enterprise Award in 1997. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors
(1981). He currently serves as a director and honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum's Hall of Fame in 1997.

    Floyd B. Graham. Mr. Graham joined the Company in 1974 and has served in his present positions since that time. Prior thereto, Mr. Graham was an independent geophysical consultant for 14 years, and prior thereto was a geophysicist for the predecessor of Exxon Company, U.S.A. for 10 years.

    Howell W. Pardue. Mr. Pardue joined the Company in 1975 and has served in his present positions since that time. Prior thereto, Mr. Pardue was employed in data processing for 17 years by Geosource, Inc. and its predecessor geophysical company.

    Christina W. Hagan. Ms. Hagan joined the Company in 1988 and was elected Chief Financial Officer in January 1997 and Vice President in September 1997. Prior thereto, Ms. Hagan served the Company as Controller and Treasurer. Ms. Hagan is a certified public accountant.

    Edward L. Huff. Mr. Huff joined the Company in 1956 and was elected Vice President in September 1997. Prior thereto, Mr. Huff served as instrument operator, crew manager and field supervisor. He has managed the Company's field operations since 1987.

    C. Ray Tobias. Mr. Tobias joined the Company in 1990 and was elected Vice President in September 1997. Mr. Tobias is responsible for maintaining client relationships and submitting survey cost quotations to client companies. He is presently the chairman of the International Association of Geophysical Contractors West Texas - Eastern New Mexico Operations Committee and is Past President of the Permian Basin Geophysical Society. Prior to joining the Company, Mr.Tobias was employed by Geo-Search Corporation where he was responsible for pricing and bidding geophysical work to major oil companies.

    Steven C. Jumper. Mr. Jumper, a geophysicist, joined the Company in 1985 and was elected Vice President in September 1997. Mr. Jumper also serves as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President (1993).

    Paula W. Henry. Ms. Henry joined the Company in 1981 and has served in her present position since 1989. Ms. Henry supervises administrative operations of the Company.

    Calvin J. Clements. Mr. Clements has served the Company as director since 1972. Prior thereto and until his retirement in 1987, Mr. Clements was employed by the Company as vice president of the data acquisition operations.

    Matthew P. Murphy. Mr. Murphy has served the Company as director since 1993. Until his retirement in 1991, Mr. Murphy served as an executive officer of NCNB Texas, now known as NationsBank of Texas, N.A. (and predecessor banks), and from 1986 to 1991, Mr. Murphy served the bank as District Director-West Texas.

    Tim C. Thompson. Mr. Thompson has served the Company as director since 1995. Mr. Thompson, a management consultant since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

                      MEETINGS AND COMMITTEES OF DIRECTORS

    During fiscal year ended September 30, 1997, six meetings of the Board of Directors were held which all of the respective members attended with the exception that Mr. Murphy was absent from one meeting.

    The Audit Committee currently consists of Messrs. Clements, Murphy and Thompson, all of whom are nonemployee directors. The functions of the Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether Company assets are verified and safeguarded; to review and approve external audits; to review audit fees and the appointment of independent public accountants; and to review non-audit services provided by the independent public accountants. The Committee met twice during fiscal year ended September 30, 1997. All members attended both meetings.

    The Compensation Committee currently consists of Messrs. Clements, Murphy and Thompson, all of whom are non-employee directors.

                            MANAGEMENT COMPENSATION

    The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company's employees with those of its stockholders through potential stock ownership.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company's Chief Executive Officer during the fiscal year ended September 30, 1997 and (ii) those of the Company's four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1997 (collectively, the "Named Officers"), for services rendered to the Company during fiscal years 1995, 1996 and 1997;

                                                                                             LONG TERM
                                                                                           COMPENSATION
                                                                                           ------------
                                                  ANNUAL COMPENSATION                         AWARDS
                                      ----------------------------------------------          ------
                                                                                            SECURITIES
                                                                                            UNDERLYING
                               FISCAL                                    OTHER ANNUAL         OPTIONS
NAME AND PRINCIPAL POSITION     YEAR         SALARY       BONUS (1)      COMPENSATION     (NO. OF SHARES)
---------------------------    ------       --------      ---------      ------------     ---------------
L. Decker Dawson                1997        $119,892       $     --      $         --                  --
President                       1996          90,301             --                --                  --
                                1995          84,923             --                --                  --

Floyd B. Graham                 1997         121,538          5,840                --               5,000
Executive Vice President        1996         120,000          7,588                --                  --
                                1995         120,000          9,138                --                  --

Howell W. Pardue                1997         121,538          5,531                --               5,000
Executive Vice President        1996         120,000          7,168                --                  --
                                1995         120,000          8,607                --                  --

Edward L. Huff (2)              1997         102,302          4,603                --               5,000
Vice President

Stephen C. Jumper (2)           1997         102,302          3,337                --               5,000
Vice President
----------------------

   (1) Any bonus that might be paid for fiscal 1997 is not yet calculable and, in accordance with Securities and Exchange Commission regulations, will be reported in the proxy statement for the annual meeting of stockholder on January 12, 1999.

   (2) Messrs. Huff and Jumper were each elected Vice President in September
       1997.

    The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended September 30, 1997, to each of the named executive officers.

                       OPTION GRANTS IN FISCAL YEAR 1997

                                     INDIVIDUAL GRANTS
                      -----------------------------------------------


                      NUMBER OF
                      SECURITIES                                                             GRANT DATE
                      UNDERLYING          % OF TOTAL                                          VALUE (1)
                       OPTIONS         OPTIONS GRANTED                                   ------------------
                       GRANTED         TO EMPLOYEES IN      EXERCISE        EXPIRATION       GRANT DATE
    NAME           (NO. OF SHARES)       FISCAL YEAR      PRICE ($/SH)         DATE       PRESENT VALUE ($)
--------------     --------------      ---------------    ------------      ----------    -----------------
Floyd B.Graham          5,000              16.67%            24.125          9/30/2002         55,926
Howell W. Pardue        5,000              16.67%            24.125          9/30/2002         55,926
Edward L. Huff          5,000              16.67%            24.125          9/30/2002         55,926
Stephen C. Jumper       5,000              16.67%            24.125          9/30/2002         55,926
---------------------



(1) The "grant date present value" shown is a hypothetical value based upon applications of the Black-Scholes model which often is used to estimate the market value of transferable options by calculating the probability, based on the volatility of the stock subject to the options, that the stock price will exceed the option exercise price at the end of the option term. The Company's stock options are not transferable and, the Black-Scholes estimate notwithstanding, an option will have value to the optionee only if and to the extent the market price of the Company's stock rises above the market price on the date the option was granted.

    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended September 30, 1997, and unexercised options held at September 30, 1997, by each of the named executive officers.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                       AND FISCAL YEAR-END OPTION VALUES


                                                                        NUMBER OF           VALUE OF
                                                                       UNEXERCISED        UNEXERCISED
                                                                        OPTIONS AT        IN-THE-MONEY
                                                                         9/30/97           OPTIONS AT
                                                                      ------------        9/30/97 (1)
                                                                       EXERCISABLE       -------------
                          SHARES ACQUIRED            VALUE            UNEXERCISABLE       EXERCISABLE
     NAME                   ON EXERCISE             REALIZED         (NO. OF SHARES)     UNEXERCISABLE
-----------------         ---------------          ---------         --------------      -------------
Floyd B. Graham                 --                 $   --                --/5,000           $--/$--
Howell W. Pardue                --                     --                --/5,000            --/ --
Edward L. Huff                 2,500                 17,188              --/5,000            --/ --
Stephen C. Jumper              3,750                 23,906              --/5,000            --/ --
----------------------

(1) The closing price per share on September 30, 1997, was $24.125 as reported by the Nasdaq National Market.

    Defined Benefit Plans and Other Arrangements. Long-term incentive compensation for senior executive officers is not a policy of the Company. Accordingly, no award or payouts have been made. The Company has no retirement or pension plan except for its Employee Stock Purchase Plan and its 1991 Incentive Stock Option Plan, both of which are described below.

    Directors who are not also employees of the Company receive $1,000 per month and 500 shares of Common Stock per year for serving as directors.

COMPENSATION PLANS

    Stock Option Plan. The Dawson Geophysical Company 1991 Incentive Stock Option Plan (the "1991 Plan") provides that 150,000 shares of the Company's authorized but unissued Common Stock are reserved for issuance pursuant to the 1991 Plan and are subject to options granted to key employees during the ten-year period through January 8, 2001.

    Options under the 1991 Plan will be granted at an exercise price equal to the market price of the common stock on the date of grant. Each option that is granted will be exercisable after the period or periods specified in the option agreement, but prior to the expiration of five years after the date of grant. Commencing one year after date of grant, optionees may purchase up to one-fourth the shares covered by a particular grant, and each option becomes exercisable with respect to an additional one-fourth of the shares covered in each of the next three years.

    During fiscal 1997, options to purchase an aggregate of 30,000 shares of Common Stock were granted to certain key employees of the Company under the 1991 Plan. The per share exercise price of all options granted in fiscal 1997 is $24.125, being the fair market value of a share of the Common Stock on the date of grant. During fiscal 1997, 36,500 shares of the Common Stock were issued pursuant to the exercise of options granted under the 1991 Plan. As of November 21, 1997, the total number of shares covered by outstanding options was 89,000.

    Stock Purchase Plan. On November 1, 1982, the Board of Directors of the Company adopted an Employee Stock Purchase Plan (the "Purchase Plan") effective January 1, 1983, in which eligible employees may elect to purchase, through payroll deductions, shares of the Company's Common Stock and thereby increase their proprietary interest in the Company. Pursuant to the Purchase Plan, the Company contributes one dollar (before Social Security and withholding taxes) for each dollar contributed by an eligible employee to purchase Common Stock for the employee's account up to 5% of the employee's annual salary. As of September 30, 1997, two named executive officers participated in the Purchase Plan. On a bi-weekly basis, the Company matches the participants' contributions and directs the purchase of shares of the Company's Common Stock. There are no vesting requirements for the participants. The Company contributed $164,530, $198,863 and $217,723 to the Purchase Plan during the fiscal years 1995, 1996 and 1997, respectively.

                     BOARD REPORT ON EXECUTIVE COMPENSATION

    Compensation for executive officers is based on the principles that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company's business, and to provide rewards which are closely linked to the Company and individual performance.

    Executive compensation is based on performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximizing the development of each individual, and continually improving the environmental quality of its services and operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

                               PERFORMANCE GRAPH

    The following graph compares the five-year cumulative total return of the Company's common stock as compared with the S&P 500 Stock Index and a peer group made up of companies in the Value-Line Oilfield Services Industry Index. The Oilfield Services Index consists of far larger companies that perform a variety of services as compared to land-based acquisition and processing of seismic data performed by the Company.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
            AMONG DAWSON GEOPHYSICAL COMPANY, THE S & P 500 INDEX
                                AND PEER GROUP


                                    9/92    9/93   9/94   9/95   9/96   9/97
--------------------------------------------------------------------------------------------
                                                    (DOLLARS)
Dawson Geophysical Company          100     179    272    246    183    495
--------------------------------------------------------------------------------------------
Peer Group                          100     109     95    117    165    315
--------------------------------------------------------------------------------------------
S & P 500                           100     113    117    152    179    257
--------------------------------------------------------------------------------------------

* $100 INVESTED ON 9/30/92 IN STOCK OR INDEX.
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of November 21, 1997, by each of the Company's Directors, by each of the Named Officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares listed.

                                                                AMOUNT AND NATURE OF              PERCENT
TITLE OF CLASS         NAME OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)            OF CLASS
--------------         ------------------------               ------------------------            --------
Common Stock           L. Decker Dawson                              507,272                       9.48%
Common Stock           Wellington Management Company, LLP            410,000 (2)                   7.66%
Common Stock           Howell W. Pardue                               77,000                       1.44%
Common Stock           Calvin J. Clements                             71,126                       1.33%
Common Stock           Floyd B. Graham                                60,425                       1.13%
Common Stock           Stephen C. Jumper                              21,928                         *
Common Stock           Christina W. Hagan                             16,420                         *
Common Stock           Edward L. Huff                                 15,537                         *
Common Stock           C. Ray Tobias                                  15,146                         *
Common Stock           Tim C. Thompson                                 1,500                         *
Common Stock           Paula W. Henry                                  1,152                         *
Common Stock           Matthew P. Murphy                                 200                         *
Common Stock           Share ownership of directors and executive
                         officers as a group (11 persons)            787,706                       14.72%
----------------

* Indicates less than 1% of the outstanding shares of Common Stock.

(1) Except as otherwise indicated, each shareholder shown in the table has sole voting and investment power with respect to all shares listed as beneficially owned by such shareholder.

(2) Wellington Management Company, LLP ("WMC") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. As of September 30, 1997, WMC in its capacity as investment adviser, may be deemed to have beneficial ownership of 410,000 shares of common stock of Dawson Geophysical Company that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class.

                      REPORTING OF SECURITIES TRANSACTIONS

    Ownership of and transactions in the Company's stock by executive officers and Directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities and Exchange Act of 1934. All reporting requirements have been filed in a timely manner.


          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected KPMG Peat Marwick LLP for appointment as independent public accountants for the Company for the fiscal year ending September 30, 1998, subject to ratification by the stockholders. KPMG Peat Marwick LLP served as independent public accountants for the Company for the fiscal year ended September 30, 1997, and representatives of that firm are expected to be present at the Annual Meeting of Stockholders. KPMG Peat Marwick LLP will have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

                              NEXT ANNUAL MEETING

    The next Annual Meeting of the Company's stockholders is scheduled to be held on January 12, 1999. Appropriate proposals of stockholders intended to be presented at the 1999 Annual Meeting must be received by Ms. Paula W. Henry, Secretary, no later than August 12, 1998, in order to be included in the Company's Proxy Statement and form of Proxy relating to such meeting.

                                 OTHER MATTERS

    Management knows of no other business which will be presented at the Annual Meeting other than as explained herein.

    STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, BY WRITING TO THE SECRETARY, DAWSON GEOPHYSICAL COMPANY, 208 SOUTH MARIENFELD, MIDLAND, TEXAS 79701.



                                    BY THE ORDER OF THE BOARD OF DIRECTORS





                                    Paula W. Henry, Secretary

                                     PROXY

                                  PLEASE SIGN

                                   AND RETURN

                                   PROMPTLY.

                                 ANNUAL MEETING
                                JANUARY 13, 1998
                                   10:00 A.M.
                           PETROLEUM CLUB OF MIDLAND
                        501 WEST WALL, MIDLAND, TX 79701

                           THIS PROXY IS SOLICITED BY
                             THE BOARD OF DIRECTORS
                                 OF THE COMPANY
                         Please return this proxy card
                      which requires no postage if mailed
                                 in the U.S.A.

                       [DAWSON GEOPHYSICAL COMPANY LOGO]

The undersigned stockholder of Dawson Geophysical Company hereby appoints L. Decker Dawson, Floyd B. Graham, and Matthew P. Murphy or any one or more of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held January 13, 1998, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed below with respect to the following matters and (B) in their discretion upon other matters which properly come before the meeting. UNLESS A CONTRARY INSTRUCTION IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

1.   Election of Directors:
     [ ]  FOR all nominees listed below (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below
          Calvin J. Clements, L. Decker Dawson, Floyd B. Graham, Matthew P. Murphy, Howell W. Pardue and Tim C. Thompson. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below):

2. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ended September 30, 1998.
     [ ]  For       [ ]  Against

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated November 21, 1997.

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

                                       Dated
                                             -----------------------------------

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                                               (Signature of Stockholder)